EXHIBIT 10.04

CHANGE IN TERMS AGREEMENT

This CHANGE IN TERMS AGREEMENT is made and entered into as of this 16th day of May, 2014 between Verity Farms, L.L.C., a South Dakota limited liability company, of 47184 258th St., Sioux Falls, SD 57107, (“Borrower”) and Duane Spader, an individual, of 1100 E. 64th St. North, Sioux Falls, SD 57104 (“Lender”).

RECITALS

WHEREAS, Borrower and Lender entered into a Revolving Credit Agreement on October 13, 2013 (“Credit Agreement”) in the amount of Four Million Dollars ($4,000,000.00). A Promissory Note (“Note”) in the amount of Four Million Dollars ($4,000,000.00) was executed on October 13, 2013 pursuant to the Credit Agreement. Hereinafter, the Credit Agreement and all other documents and agreements contemplated thereby will sometimes be referred to collectively with the Credit Agreement as the “Credit Agreement”, and capitalized terms not defined herein shall have the meaning described in the Credit Agreement;

WHEREAS, the Note and any accrued interest thereon is payable on demand and, unless sooner demanded, and all accrued and unpaid interest is to be paid annually on December 31st of each year;

WHEREAS, the principal balance of the Note on the date hereof is Three Million Two Hundred Twenty Thousand Dollars ($3,220,000.00), which amount, plus the accrued interest thereon from and after December 31, 2012, has not been paid;

WHEREAS, the parties agree that Lender is no longer required to advance funds to Borrower under the terms of the Credit Agreement and Note;

WHEREAS, the Borrower desires to extend the term of the Note and the payment date for interest due thereon;

WHEREAS, SED, LLC (“SED”) is a South Dakota limited liability company, the sole members of which are Lender and Lender’s wife, Elaine Spader;

WHEREAS, SED, as seller, and Borrower, as purchaser, entered into a Contract for Deed dated December 28, 2012 (the “SED Contract”) for the purchase of certain real estate in the State of Georgia (the “Georgia Property”), under which Borrower has made no payments and is currently in default;

WHEREAS, Spader, Inc., (“Inc”) is a South Dakota corporation wholly owned by Lender;

WHEREAS, Inc., as seller, and Borrower, as purchaser, entered into a Contract for Deed dated December 27, 2012 (the “Inc. Contract”) for the purchase of certain real estate in the State of South Dakota (the “South Dakota Property”), under which Borrower has made no payments and is currently in default;

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WHEREAS, Lender has taken an assignment of Borrower’s interest in the Inc. Contract as part of the security as described in the Credit Agreement;

WHEREAS, Borrower is the wholly-owned subsidiary of Verity Farms II, Inc., a South Dakota corporation, which in turn is the wholly-owned subsidiary of Verity Corp., a Nevada corporation (“Verity Corp”), and the stock of Verity Corp is publicly traded;

WHEREAS, Verity Meats, LLC (“Meats”) and Verity Water, LLC (“Water”) are each South Dakota limited liability companies and are each wholly owned by Borrower;

WHEREAS, in addition to amounts advanced to Borrower on the Note, Lender has advanced, among other amounts, the following:

(i)	One Hundred Fifty Thousand Dollars ($150,000.00) to Meats (the “Meats Obligation”), on which interest has accrued at the rate of five percent (5%) from and after December 31, 2012, all of which remains unpaid, and

(ii)	Three Hundred Forty Thousand Dollars ($340,000.00) to Water (the “Water Obligation”), on which interest has accrued at the rate of three percent (3%) and from and after December 31, 2012, all of which remains unpaid;

WHEREAS, Lender is willing to extend the term of the Note and the payment of interest due thereon as provided herein, subject to the prior satisfaction of all of the following conditions as further described in Section 2 below:

(i)	that Borrower shall have executed and delivered to Lender, on behalf of SED, a Termination Agreement and Quit Claim Deed in the form of Exhibit A hereto;

(ii)	that Borrower shall have executed and delivered to Lender, on behalf of Inc., a Termination Agreement and Quit Claim Deed in the form of Exhibit B hereto;

(iii)	that Verity Corp shall have executed and delivered to Lender a guarantee of the Note that is secured by the assets of Verity Corp pursuant to documents in the form attached as Exhibit C;

(iv)	that Meats shall have executed and delivered to Lender a promissory note in the form attached as Exhibit D memorializing the Meats Obligation (the “Meats Note”);

(v)	that Verity Corp shall have executed and delivered to Lender a guarantee of the Meats Note that is secured by the assets of Verity Corp pursuant to documents in the form attached as Exhibit E;

(vi)	that Water shall have executed and delivered to Lender a promissory note in the form attached as Exhibit F memorializing the Water Obligation (“the Water Note”);

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(vii)	that Verity Corp shall have executed and delivered to Lender a guarantee of the Water Note that is secured by the assets of Verity Corp pursuant to documents in the form attached as Exhibit G;

(viii)	that Borrower shall have executed and delivered to Lender an Amended and Restated Security and Pledge Agreement in form attached hereto as Exhibit H;

(ix)	that Meats, Water, and Verity Grains, LLC (“Grains”) shall have executed and delivered to Lender an Amended and Restated Subsidiary Guaranty in the form attached hereto as Exhibit I; and

(x)	that Meats, Water, and Grains shall have executed and delivered to Lender an Amended and Restated Subsidiary Security Agreement in the form attached hereto as Exhibit J,

NOW, THEREFORE, in consideration of the mutual premises set forth above and the agreements set forth below, the parties agree as follows:

Section 1. Note Extension. On the Effective Date (as defined below), and subject to the prior satisfaction of all of the conditions set forth in Section 2 below, the first three paragraphs of the Note shall be superseded and replaced in their entirety with the following:

FOR VALUE RECEIVED, the undersigned, Verity Farms, L.L.C., a South Dakota limited liability company (“Maker”) hereby promises to pay to the order of Duane Spader, (“Payee”), at 1100 E. 64th St. North, Sioux Falls, SD 57104, or at such other place as the holder hereof may from time to time direct, in lawful money of the United States of America, the principal sum of Three Million Two Hundred Twenty Thousand Dollars ($3,220,000.00), plus interest at a rate per annum, equal to the Base Rate (hereinafter defined) and accruing from and after from and after December 31, 2012, payable in installments as follows:

(a)	On or before September 30, 2015, a payment of all interest accrued from and after December 31, 2012;

(b)	On September 30, 2016, a payment of all accrued interest not previously paid;

(c)	On September 30, 2017, a payment of principal in the amount of One Million Seventy-Three Thousand Three Hundred Thirty-Three Dollars and Thirty-Four Cents ($1,073,333.34), plus all accrued interest not previously paid;

(d)	On September 30, 2018, a payment of principal in the amount of One Million Seventy-Three Thousand Three Hundred Thirty-Three Dollars and Thirty-Three Cents ($1,073,333.33), plus all accrued interest not previously paid; and

(e)	On September 30, 2019, a payment of principal in the amount of One Million Seventy-Three Thousand Three Hundred Thirty-Three Dollars and Thirty-Three Cents ($1,073,333.33), plus all accrued interest not previously paid.

Any amounts not previously paid shall be due and payable on September 30, 2019. Payments shall first be credited to interest and then to principal.

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As used in this Note, the following terms shall have the respective meanings indicated below. Other capitalized terms used hereunder shall have the meanings described in the Credit Agreement.

“Base Rate” means interest at the rate of three percent (3%) per annum, for periods through September 30, 2016, and thereafter interest at a rate of five percent (5%) per annum.

“Default Rate” means the sum of the Base Rate as of the applicable date plus six percent (6%).

“Maximum Rate” means the maximum usurious interest permitted from time to time by applicable law.

Notwithstanding the foregoing payment terms, prepayment may be required as described in the Amended and Restated Security and Pledge Agreement attached as Exhibit H hereto.

Section 2. Prior Conditions. The amendment to the Note as set forth in Section 1 above shall be effective only upon the satisfaction of all of the following conditions to the reasonable satisfaction of Borrower (the “Effective Date”):

(a)	Borrower shall have executed and delivered to Lender, on behalf of SED, a Termination Agreement and Quit Claim Deed, which documents shall be in the form of Exhibit A hereto, each duly executed and suitable for recording in the State of Georgia, terminating Borrower’s entire interest in the SED Contract and quit claiming Borrower’s entire interest in the Georgia Property to SED;

(b)	Borrower shall have executed and delivered to Lender, on behalf of Inc., a Termination Agreement and Quit Claim Deed, which documents shall be in the form of Exhibit B hereto, each duly executed and suitable for recording in the State of South Dakota, terminating Borrower’s entire interest in the Inc. Contract and quit claiming Borrower’s entire interest in the South Dakota Property to Inc.;

(c)	Verity Corp shall have executed and delivered to Lender a guarantee of all of the obligations of Borrower under the Credit Agreement, which guarantee shall be secured by a pledge of assets by Verity Corp, and which guarantee and pledge agreement shall be in the form attached as Exhibit C;

(d)	Meats shall have executed and delivered to Lender the Meats Note, which shall be in the form attached as Exhibit D;

(e)	Verity Corp shall have executed and delivered to Lender a guarantee of all the obligations of Meats under the Meats Note, which guarantee shall be secured by the terms of the a pledge of assets by Verity Corp, and which note and pledge agreement shall be in the form attached as Exhibit E;

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(f)	Water shall have executed and delivered to Lender the Water Note, which shall be in the form attached as Exhibit F;

(g)	Verity Corp shall have executed and delivered to Lender a guarantee of all of the obligations of Water under the Water Note, which guarantee shall be secured by a pledge of assets by Verity Corp, and which guarantee and pledge agreement shall be in the form attached as Exhibit G;

(h)	Borrower shall have executed and delivered to Lender an Amended and Restated Security and Pledge Agreement in form attached hereto as Exhibit H;

(i)	Meats, Water, and Grains shall have executed and delivered to Lender an Amended and Restated Subsidiary Guaranty in the form attached hereto as Exhibit I; and

(j)	that Meats, Water, and Grains shall have executed and delivered to Lender an Amended and Restated Subsidiary Security Agreement in the form attached hereto as Exhibit J.

Section 3. Remaining Provisions. The parties agree that Lender is no longer required to advance funds to Borrower under the Credit Agreement or Note. The terms and provisions set forth in this Change in Terms Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded hereby, the terms and conditions of the Credit Agreement are ratified and confirmed, and shall continue in full force and effect. The parties agree that the Credit Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

VERITY FARMS, L.L.C.

By:	/s/ VERLYN SNELLER
Its:
BORROWER

/s/ DUANE SPADER
DUANE SPADER
LENDER

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LIST OF EXHIBITS

Exhibit A	SED Termination Agreement and Quit Claim Deed

Exhibit B	Inc. Termination Agreement and Quit Claim Deed

Exhibit C	Verity Corp. Guarantee of Note and Pledge Agreement

Exhibit D	Meats Note

Exhibit E	Verity Corp. Guarantee of Meats Note and Pledge Agreement

Exhibit F	Water Note

Exhibit G	Verity Corp. Guarantee of Water Note and Pledge Agreement

Exhibit H	Amended and Restated Security and Pledge Agreement

Exhibit I	Amended and Restated Subsidiary Guaranty

Exhibit J	Amended and Restated Subsidiary Security Agreement

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Exhibit A

SED Termination Agreement and Quit Claim Deed

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Exhibit B

Inc. Termination Agreement and Quit Claim Deed

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Exhibit C

Verity Corp. Guarantee of Note and Pledge Agreement

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Exhibit D

Meats Note

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Exhibit E

Verity Corp. Guarantee of Meats Note and Pledge Agreement

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Exhibit F

Water Note

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Exhibit G

Verity Corp. Guarantee of Water Note and Pledge Agreement

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Exhibit H

Amended and Restated Security and Pledge Agreement

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Exhibit I

Amended and Restated Subsidiary Guaranty

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Exhibit J

Amended and Restated Subsidiary Security Agreement

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